Exhibit 99.1

FOR RELEASE: May 4, 2026

For further information, contact:

Ruger: Rob Werkmeister, Senior Vice President of Marketing & Customer Experience
rwerkmeister@ruger.com

Beretta Holding: Longacre Square Partners

beretta@longacresquare.com / press@berettaholding.com

Ruger and Beretta Holding S.A. Announce Strategic Cooperation Agreement

Agreement Reflects Mutual Commitment to Long-Term Value Creation & Stability

Ruger to Increase Beretta Holding Ownership Cap to 25% of the Company

Ruger to Grant Beretta Holding the Ability to
Nominate Up to Two Independent Board Members

Mayodan, NC -- Sturm, Ruger & Company, Inc. (NYSE: RGR) (“Ruger” or the “Company”) today announced that it has entered a Strategic Cooperation Agreement (“Agreement”) with Beretta Holding S.A. (“Beretta Holding”), the Company’s largest shareholder. The Agreement reflects a shared commitment to long-term value creation, constructive engagement, and stability for Ruger’s shareholders, employees, customers and industry partners.

Under the terms of the Agreement, Ruger is expected to allow Beretta Holding to increase its investment to up to 25% of the Company’s outstanding shares. The minimum partial tender offer price shall be $44.80 per share in cash – which represents a ~20% premium to the Company’s 60-day volume-weighted average share price prior to Beretta Holding’s tender offer announcement. Such tender offer has not yet commenced and will be subject to applicable regulatory approvals.

In connection with this increased investment, Beretta Holding will have the right to nominate up to two independent directors following the 2026 Annual Meeting of Shareholders and regulatory approval. At that time, the Company will temporarily expand the Board. The nominees will be subject to Ruger’s Nominating and Governance Committee process and qualification criteria.

As part of the agreement, Beretta Holding has committed to a three-year standstill, during which it will not, among other things, initiate or support any proxy contest or similar action. Over that period, Beretta Holding will also vote its shares in alignment with the Ruger Board’s recommendations on all matters (except in cases where leading independent proxy advisory firms, ISS or Glass Lewis, issue an adverse recommendation or in certain extraordinary transactions not involving Beretta Holding).

Additionally, Beretta Holding has withdrawn its director nominations for the 2026 Annual Meeting of Shareholders and only Ruger Board-recommended candidates will be up for election at the meeting.

These provisions, together with other provisions in the Agreement, are designed to safeguard Ruger’s independence and stability while increasing alignment of Beretta Holding with all shareholder interests.

“This agreement is strategically valuable and will benefit all Ruger stakeholders,” said John Cosentino, Chairman of the Board of Ruger. “As a Board, our responsibility and duty is to act in the best interests of all shareholders. This agreement provides stability, avoids further expense and distraction, and creates a framework for productive engagement with Beretta Holding while preserving Ruger’s independence and governance standards.”

The Agreement is positive for Ruger and its shareholders and enables Ruger and Beretta Holding to explore avenues for commercial cooperation in a manner that complies with all applicable laws. Importantly, Ruger will remain an independent U.S. public company – preserving its brand, heritage and strategic direction – while benefiting from Beretta Holding’s admirable legacy and global industry leadership.

“We are pleased to have reached this Agreement with Ruger. This cooperation is fully aligned with the Group’s strategy to further strengthen our presence in the United States, a key market where we have been active for several decades, and it reflects our commitment to continued long-term development.” said Dott. Pietro Gussalli Beretta, Chairman and CEO of Beretta Holding. “We are eager to work with the Company toward our shared goal of strengthening execution and positioning Ruger for value creation.”

Further information regarding the Agreement, and a copy of the Agreement, will be made available in a Current Report on Form 8-K to be filed by the Company with the United States Securities and Exchange Commission.

About Ruger Firearms

Sturm, Ruger & Co., Inc. is one of the nation’s leading manufacturers of rugged, reliable firearms for the commercial sporting market. With products made in America, Ruger offers consumers almost 800 variations of more than 40 product lines, across the Ruger, Marlin and Glenfield brands. For over 75 years, Sturm, Ruger & Co., Inc. has been a model of corporate and community responsibility. Our motto, “Arms Makers for Responsible Citizens®,” echoes our commitment to these principles as we work hard to deliver quality and innovative firearms.

About Beretta Holding S.A.

With roots dating back to 1526, Beretta Holding is a global family-owned industrial group operating through more than 50 subsidiaries and over 20 internationally recognized brands, with a strong manufacturing footprint in Europe and the United States supporting defense, law enforcement, hunting and shooting sports markets.

Cautionary Note Regarding Forward Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance. Such statements also include, among others, statements with respect to the future performance of the Company, statements with respect to the potential future commencement of a tender offer (and on what timing and terms), statements with respect to the performance of Ruger and Beretta Holding of their respective obligations pursuant to the Agreement and statements with respect to whether any regulatory approvals referred to herein will be received and if so on what terms and timing. The forward-looking statements in this communication are based upon the current beliefs, assumptions and expectations of Ruger and are subject to significant risks and uncertainties, including without limitation, market demand, sales levels of firearms, anticipated castings sales and earnings, the need for external financing for operations or capital expenditures, the results of pending litigation against Ruger, the impact of future firearms control, environmental legislation and accounting estimates and the performance by Ruger and Beretta Holding of their respective obligations pursuant to the Agreement (and, with respect to any regulatory approvals, any matters related to Beretta Holding or its related persons), any one or more of which could cause actual results to differ materially from those projected. Actual results could differ materially from those expressed in or implied by the forward-looking statements contained herein because of a variety of other factors, including without limitation those detailed in the Ruger’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other filings made by Ruger with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. Ruger expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements presented herein to reflect any change in beliefs, assumptions or expectations or any change in events, conditions or circumstances on which any such statements are based.

Important Information and Where to Find It

Ruger has filed a definitive proxy statement and proxy card with the SEC in connection with its solicitation of proxies from the Company’s stockholders for Ruger’s 2026 Annual Meeting of Stockholders (the “Proxy Statement”). This press release is not a substitute for such proxy statement. RUGER STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY RUGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain copies of these documents and other documents filed with the SEC by Ruger free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Ruger are also available free of charge by accessing the “Corporate” section of the Company’s website at www.ruger.com/corporate.

The tender offer described in this press release has not commenced. This press release is for informational purposes only and is neither a recommendation, nor an offer to purchase nor a solicitation of an offer to sell shares of the Company, nor is it a substitute for any tender offer materials that Beretta Holding or the Company will be required to file with the SEC if the tender offer commences. If the tender offer is commenced, Beretta Holding will be required to file a Tender Offer Statement on Schedule TO with the SEC, and the Company will be required to file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE COMPANY’S SECURITY HOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING ANY OFFER TO PURCHASE, RELATED LETTER OF TRANSMITTAL AND ANY OTHER TENDER OFFER DOCUMENTS) AND THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING WHETHER TO TENDER THEIR SHARES INTO THE TENDER OFFER, IF THE TENDER OFFER COMMENCES. IF THE TENDER OFFER IS COMMENCED, BERETTA HOLDING’S TENDER OFFER STATEMENT ON SCHEDULE TO (INCLUDING THE RELATED EXHIBITS) AND THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, IF THE TENDER OFFER IS COMMENCED, (I) THE TENDER OFFER MATERIALS THAT ARE FILED BY BERETTA HOLDING WITH THE SEC WILL BE MADE AVAILABLE TO ALL STOCKHOLDERS OF THE COMPANY FREE OF CHARGE FROM THE INFORMATION AGENT FOR THE TENDER OFFER AND (II) THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL BE MADE AVAILABLE TO ALL STOCKHOLDERS OF THE COMPANY FREE OF CHARGE BY THE COMPANY.

Certain Information Regarding Participants

Ruger and its directors and certain of its executive officers are deemed to be “participants” (as defined in Schedule 14A under the Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders by Ruger in connection with the matters to be considered at Ruger’s 2026 Annual Meeting of Stockholders. Information regarding the names of Ruger’s executive officers and directors and their respective interests in Ruger by security holdings or otherwise is set forth in Ruger’s definitive Proxy Statement for the 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2026, which is available here, including under the headings “Proposal No. 1 – Election of Directors”, “Director Nominees”, “The Board of Directors, its Committees and Policies”, “Committees of the Board”, “Director Compensation”, “Beneficial Ownership Of Directors And Management Table”, “Certain Relationships And Related-Party Transactions”, “Proposal No. 3 – Advisory Vote on Compensation of Named Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Potential Payments Upon Termination Or Change In Control”, “Potential And Actual Payments Under Severance Agreements Table”, “Pension Plans”, “Chief Executive Officer Pay Ratio”, “Pay Versus Performance (PVP)” and “Annex B – Supplemental Information Regarding Participants in the Solicitation”. To the extent holdings of such persons in the Company’s securities change following the amounts described in the definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by the Company with the SEC, are or will be available free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed by Ruger are also available free of charge by accessing the “Corporate” section of the Company’s website at www.ruger.com/corporate.

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